                                                                    EXHIBIT 10.1


                                ESCROW AGREEMENT

         This Escrow Agreement, dated as of June 20, 1997, is among Dailey Petroleum Services Corp., a Delaware corporation ("Buyer"), and the shareholders and warrantholders of Air Drilling International, Inc., a Delaware corporation (the "Company"), each listed on Exhibit A hereto (such shareholders and warrantholders are referred to herein individually as a "Shareholder" and collectively as the "Shareholders", and Robert W. Espy, III is sometimes referred to herein as the "Shareholder Representative") and U.S. Trust Company of Texas, N.A. (the "Escrow Agent");

                             W I T N E S S E T H :

         WHEREAS, Buyer, the Company and the Shareholders have entered into a Stock Purchase and Sale Agreement dated May 8, 1997 (the "Purchase Agreement"), which provides, among other things, for the purchase (the "Purchase") of all of the outstanding capital stock of the Company and all of the outstanding preferred stock of ADS by Buyer; and

         WHEREAS, the parties hereto desire, pursuant to Section 1.1(a) of the Purchase Agreement, to set aside a portion of the consideration to be paid to the Shareholders in connection with the Purchase, subject to the terms and conditions set forth herein; and

         WHEREAS, the parties hereto have agreed upon and wish to set forth herein the terms and conditions relating to the escrow of the portion of the consideration for the Purchase to be so delivered to and held by the Escrow Agent;

         NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the parties hereto hereby agree as follows:

         1. Definitions. Except as otherwise defined herein, capitalized terms used in this Escrow Agreement will have the meanings set forth in the Purchase Agreement.

         2. Appointment of Escrow Agent. U.S. Trust Company of Texas, N.A. is hereby appointed as Escrow Agent for the purposes set forth herein and the Escrow Agent hereby accepts such appointment on the terms herein provided.

         3. Deposit of Escrow Fund for Claims. For the purposes herein set forth, Buyer, together with the delivery of this Escrow Agreement, deposits with the Escrow Agent the sum of $3,000,000 in cash. However, in the event a Clean Phase II Event occurs prior to the Closing, the amount deposited with the Escrow Agent shall be $2,000,000 in cash. The sum so deposited with the Escrow Agent, together with all income earned thereon pursuant to Section 8 hereof, less payments made for costs and expenses in connection with this Escrow Agreement pursuant to

Sections 4.f, 11 and 12 hereof, is herein called the "Escrow Fund". The Escrow Fund will be held, invested, reinvested and disbursed by the Escrow Agent in accordance with the terms hereof.

         4. Satisfaction of Claims with Escrow Fund. The Escrow Fund will be retained by the Escrow Agent and shall be distributed at any time, or from time to time, for the purpose of paying Claims as follows:

                 a. If Buyer has made a Claim with respect to which funds from the Escrow Fund may be applied pursuant to the Purchase Agreement, Buyer may advise the Shareholder Representative in writing of such Claim (an "Asserted Claim"), describing such Asserted Claim (to the extent known) in reasonable detail and shall transmit a copy of such notice to the Escrow Agent, and in the event such Claim is a Third Party Claim, such notice shall comply with the provisions of
         Section 9.5(a) of the Purchase Agreement relating to Third Party Claims, provided however, that failure to provide such notice within an applicable time period shall not affect the Buyer's right to payment hereunder except to the extent the Shareholder Representative and the Shareholders have been materially prejudiced as a result of such failure to provide timely notice;

                 b. The amount of any Asserted Claim (the "Asserted Amount") and the amount of Escrow Funds, if any, requested to be delivered to Buyer pursuant to Section 4.d hereof shall be simultaneously certified in the notice to be provided in Section 4.a above to the Escrow Agent and the Shareholder Representative in writing by Buyer;

                 c. In connection with any Asserted Claim, Buyer will, or will cause the Company to, make available to the Shareholder Representative, counsel thereto and accountants therefor such records pertaining to the Asserted Claim (to the extent such Asserted Claim is a Third Party Claim) in accordance with Section 9.5(a) of the Purchase Agreement, provided however, that failure to provide such records within an applicable time period shall not affect the Buyer's right to payment hereunder except to the extent the Shareholder Representative and the Shareholders have been materially prejudiced as a result of such failure to timely provide such records;

                 d. On the 31st day following receipt of the certification pursuant to the provisions of Section 4.b hereof (or pursuant to Section 6 hereof as to the certification of a final Asserted Claim on account of a Third Party Claim) of the Asserted Amount of any Asserted Claim, subject to Sections 4.e and 4.f hereof, such Asserted Amount shall be distributed to Buyer in respect of such Asserted Claim pursuant to Section 4(g) hereof and the other terms of this Escrow Agreement; provided, however, that, if within 30 days following receipt of such certification, the Shareholder Representative delivers a statement of specific objections thereto to Buyer and the Escrow Agent (which written notification shall be received by the Escrow Agent within such 30-day period following the receipt by it of the above-referenced certification by Buyer) that he intends to challenge Buyer's certification of its Asserted Claim or a specified part thereof (the "Contested Amount"), then the Contested Amount shall, notwithstanding the provisions of this Section 4, remain in escrow with the Escrow Agent until a final resolution (by a written agreement of Buyer and the Shareholder Representative or pursuant to the arbitration provisions hereof, or to the extent applicable, the determination of a court of competent jurisdiction to the extent the Claim arises from a Third Party Claim subject to such court's jurisdiction) of the dispute as to such matters (the amount, if any, so resolved is herein called the "Resolved Amount");

                 e. Upon the 31st day following such receipt of a certificate in accordance with Section 4.b hereof (or upon resolution of a Contested Amount as provided herein if such a certification shall be challenged), subject to Section 4.f hereof, the Escrow Agent shall pay to Buyer the lesser of (i) the Asserted Amount less the Contested Amount with respect to that Asserted Claim, if such certification shall have been challenged and such challenge shall not have been resolved, or the Resolved Amount, if any, if such certification is challenged and resolved and (ii) the amount then held in the Escrow Fund.

                 f. At any time following the notice of challenge to an Asserted Claim (other than with respect to Sections 5.4 or 5.5 of the Purchase Agreement) as provided for by Section 4.d hereof, either Buyer or the Shareholder Representative may refer the matter to final and binding arbitration in accordance with the applicable provisions of the Purchase Agreement. The arbitration shall be conducted before a single arbitrator in Houston, Texas to be appointed (in the absence of agreement by the parties as to such appointment) by the American Arbitration Association ("AAA") and shall be conducted in accordance with the Commercial Arbitration Rules of the AAA. Such arbitrator shall, upon completion of such arbitration proceedings, certify the results of the arbitration to the Escrow Agent, including his decision with respect to the existence of a Claim and the Resolved Amount thereof, if any, and the Escrow Agent shall be entitled to rely and act accordingly with respect to payments to Buyer hereunder, if any, on the basis of the decision of such arbitrator as so certified. This arbitration provision is expressly made pursuant to and shall be governed by the Federal Arbitration Act, 9 U.S.C. Sections 1 - 14 (the "Arbitration Act"). The parties hereto agree that pursuant to Section 9 of the Arbitration Act that a judgment of the United States District Court for the Southern District of Texas shall be entered upon the award made pursuant to the arbitration. The fees, costs and expenses of the arbitrator shall be borne by the parties in inverse proportion as they may prevail on the matters resolved by the arbitrator, which proportionate allocation shall be determined by the arbitrator at the time the determination is rendered by the arbitrator on the merits of the matters submitted. All fees, costs and expenses of the arbitrator borne by the Shareholders, as determined by the arbitrator, shall be paid from the Escrow Fund. If the arbitrator decides in Buyer's favor with respect to any Asserted Claim, Buyer's reasonable legal fees and related expenses in connection with such arbitration (as determined by the arbitrator) shall be included in the Resolved Amount.

         5.      Procedures for Application of Escrow Funds.

                 a. In the event notice to remedy or cure an Unclean Event is provided to Buyer pursuant to Section 4.7 of the Agreement, the Buyer and the Shareholder Representative shall each provide a copy of each notice to the Escrow Agent with a statement as to agreement or any disagreements with respect to such notice. In the event of any disagreements, Buyer and the Shareholder Representative shall negotiate in good faith to resolve such differences. If the parties have not resolved their differences within 10 business days from the date such notice is provided to the Escrow Agent, then the arbitration provisions of Section 4.f. shall be followed. Following resolutions of the dispute, the Escrow Agent shall pay to the Environmental Consultant the amount of specified in the notice (or determined upon resolution of the dispute) upon presentment of the invoice relating to the procedures to be performed, or already performed by, such Environmental Consultant, which invoice shall be agreed to by the Buyer and the Shareholder Representative. Upon the occurrence of a Clean Phase II Event following the Closing, Buyer and the Shareholder Representative shall certify such occurrence to the Escrow Agent, and upon such certification, the Escrow Agent shall release to the Shareholders in accordance with Section 7 hereof an amount of Escrow Funds equal to the lesser of (i) $1,000,000 less any amounts paid from the Escrow Fund to the Environmental Consultant and less any amounts paid from the Escrow Fund relating to Claims under Section 9.2(a)(iv) or of the Agreement relating to the representations and warranties contained in Section 2.18 of the Agreement, or (ii) the balance of the Escrow Fund.

                 b. On the date that is three years from the Closing Date (the "Final Expiration Date"), and after all distributions (x) to Buyer in respect of any Asserted Claims and the payment of any other amounts under Section 4.f, (y) to the Shareholder Representative of the fees and expenses of the Shareholder Representative provided for by Section 11 hereof and (z) to the Escrow Agent of all expenses paid or reasonably established to be incurred by the Escrow Agent in connection with this Escrow Agreement pursuant to Section 12 hereof, the balance of the Escrow Funds shall be distributed to the Shareholders on a pro rata basis as provided in Section 7 hereof; provided that the amount so distributed to the Shareholders shall be reduced by the aggregate amount of Asserted Claims then unpaid or unresolved, and by all fees and expenses incurred or reasonably expected to be incurred pursuant to Section 4.f or Section 11 (which fees and expenses shall be paid from the Escrow Fund upon the direction of the Shareholder Representative and Buyer, which direction from Buyer will not be unreasonably withheld) and that have not been paid.

                 c. As to any amounts held under the Escrow Agreement after the Final Expiration Date on account of the existence of unresolved or unpaid Asserted Claims on the Final Expiration Date, such amounts shall be distributed from time to time to Buyer or to the Shareholders on a pro rata basis, in accordance with Section 7 hereof, as such Asserted Claims are resolved; provided that the amount distributable to the Shareholders shall be reduced by all fees and expenses incurred or reasonably expected to be incurred by the Shareholder Representative that have not been paid pursuant to Section 4.f or Section 11 (which fees and expenses shall be paid from the Escrow Fund upon the direction of the Shareholder Representative and Buyer, which direction from Buyer will not be unreasonably withheld).

         6. Special procedures with respect to claims made against the Company as to which liability, and amount thereof is uncertain. If a Third Party Claim is made against the Buyer or the Company that Buyer believes constitutes, or may (upon final resolution) constitute, a Claim hereunder, then Buyer shall certify such matter to the Escrow Agent and the Shareholder Representative as an Asserted Claim in accordance with Section 4.b hereof even though such claim against the Buyer or the Company is at the time uncertain or unresolved and even though the exact amount of any loss, liability, cost or expense on account thereof may be unknown at the time of such certification and, therefore, even though it is unknown whether such matter may (upon final resolution) constitute a Claim hereunder. In making such certification, Buyer may make a good faith estimate the maximum amount of exposure with respect thereto and such estimated amount shall constitute a Contested Amount for purposes of Section 4.d hereof. The Buyer, or the Company at the Buyer's election, shall take exclusive control over all matters relating to any Claim that constitutes a Third Party Claim. The Shareholders Representative shall have the right (which expenses shall be paid by the Shareholders to the Shareholders Representative and which shall not be paid from the Escrow Fund) to appoint counsel of its choice to represent the interests of the Shareholders and to participate in the defense, negotiation and/or settlement of the Third Party Claim. Counsel employed by the Shareholder Representative shall act in an advisory capacity only with respect to the defense provided by the Buyer or the Company, as applicable. The Buyer or the Company, as applicable, shall in good faith defend each such claim with counsel selected by the Buyer or the Company, as applicable, and reasonably acceptable to the Shareholder Representative.
The Buyer or the Company, as applicable, shall keep the Shareholder Representative fully informed at all times of the status of the Third Party Claim. The Buyer or the Company, as applicable, shall cooperate with the Shareholder Representative in order to insure the proper and adequate defense of the Third Party Claim which assistance shall include, without limitation, making available to the other party all pertinent information under its control as to the claim and making appropriate personnel reasonably available for any discovery or trial. The Buyer or the Company, as applicable, shall notify the Shareholder Representative prior to settling or compromising any Third Party Claim.

         The provisions hereof with respect to arbitration shall, notwithstanding any other provision hereof, be held in abeyance until such time as Buyer or the Company, as applicable, certifies to the Shareholder Representative and the Escrow Agent that the uncertainties as to such Third Party Claim have been resolved or developed in such manner that Buyer believes a Claim exists on account thereof and thus that it is certifying a final Asserted Claim with respect thereto. The amount of such final Asserted Claim shall thereafter constitute the Contested Amount for purposes of Section 4.d hereof. If there is a disagreement between the parties with respect thereto, then the procedure for arbitration provided for by Section 4 hereof shall be followed.

         7. Matters Pertaining to Distributions to Shareholders. Amounts to be distributed to Shareholders shall be distributed in accordance with the percentages set forth on Exhibit A hereto. The right of a Shareholder to receive any amounts under this Section 7 may not be transferred or otherwise assigned by the Shareholder to any party, unless such transfer or assignment occurs by will or by operation of law. From time to time the Escrow Agent shall provide Buyer and the Shareholder Representative with any changes of address or similar changes that it may receive with respect to the Shareholders. In connection with any distribution to be made to Shareholders, Buyer and the Shareholder Representative shall provide a schedule to the Escrow Agent setting forth the names, addresses and, to the extent available thereto, the tax identification numbers of the Shareholders and the amounts to which each such Shareholder is entitled under this Section 7. The Escrow Agent shall distribute such amounts in accordance with such instructions as promptly as practicable after its receipt of such instructions. After 120 days following the furnishing of such instructions, Shareholder Representative shall be entitled to require the Escrow Agent to deliver to it any funds (including any interest received with respect thereto) that the Escrow Agent is unable to, or does not, disburse to a Shareholder pursuant to this Section 7, and thereafter such Shareholder shall be entitled to look to Shareholder Representative (subject to abandoned property, escheat or other similar laws) only as a general creditor thereof with respect to the cash payable to such Shareholder pursuant to this Escrow Agreement.

         8. Investment of Cash Portion of Escrow Fund. The Escrow Agent will invest the Escrow Fund in readily marketable securities of the United States Government or its lawful agencies or in securities guaranteed by the full faith and credit of the United States, which securities, in either case, shall have maturities of less than one year, or in shares of investment companies that, by their charter, invest solely in such securities. In investing and reinvesting the Escrow Fund, the Escrow Agent will seek to obtain the best yield consistent with safety of principal, ready marketability and liquidity that may be necessary to pay Asserted Claims and to make distributions hereunder. The Escrow Agent will have the authority to sell investments that it has made from time to time as it deems appropriate. All income earned on the cash portion of the Escrow Fund, after payment of expenses incurred in connection therewith, will be held, invested, reinvested and released with, and shall be deemed to be a part of, the Escrow Fund. All income earned on the cash portion of the Escrow Fund, after payment of expenses incurred in connection therewith, will be held, invested, reinvested and released with, and shall be deemed to be a part of, the Escrow Fund. Neither Buyer, the Company, the Shareholder Representative, the Shareholders nor the Escrow Agent shall be liable or responsible for any loss resulting from any investment or reinvestment made pursuant to this Section 8. All income earned on the Escrow

Fund shall be deemed income of Buyer and not of the Escrow Fund for federal income tax purposes, and Buyer shall pay any federal income taxes attributable to such income, it being agreed by the parties that the Escrow Fund will be treated as a grantor trust for federal income tax purposes. Similarly, Buyer shall be entitled to any deduction available to the Escrow Fund for federal income tax purposes on account of any expenses contemplated by this Escrow Agreement to be paid from the Escrow Fund. Further, it is recognized by the parties that distributions from the Escrow Fund to the Shareholders, if any, will be taxable in part as interest income to the Shareholders under provisions of the Internal Revenue Code of 1986 relating to the imputation of interest and original issue discount, and Buyer will be entitled to any deduction available for federal income tax purposes on account of the interest income so taxable to the Shareholders.

         9. Liability of Escrow Agent. The duties of the Escrow Agent hereunder will be limited to the observance of the express provisions of this Escrow Agreement. The Escrow Agent will not be subject to, or be obliged to recognize, any other agreement between the parties hereto or directions or instructions not specifically set forth as provided for herein. The Escrow Agent will not make any payment or disbursement from or out of the Escrow Fund that is not expressly authorized pursuant to this Escrow Agreement. The Escrow Agent may rely upon and act upon any instrument received by it pursuant to the provisions of this Escrow Agreement that it reasonably believes to be genuine and in conformity with the requirements of this Escrow Agreement. The Escrow Agent undertakes to use the same degree of care and skill in performing its services hereunder as an ordinary prudent person would do or use under the circumstances in the conduct of his or her own affairs. The Escrow Agent will not be liable for any error of judgment or any act done or any step taken by it in good faith or for any mistake of fact or law or for anything that it might do or refrain from doing in connection with this Escrow Agreement, except to the extent such actions shall be proved to constitute a material breach of the Escrow Agent's obligations hereunder, gross negligence or willful misconduct on the part of the Escrow Agent.

         10. Indemnification of Escrow Agent. The Shareholders and Buyer will severally, but not jointly, indemnify and hold the Escrow Agent harmless from and against any and all losses, costs, damages or expenses (including, but not limited to, reasonable attorneys' fees) it may sustain by reason of its service as Escrow Agent hereunder but only to the extent such losses, costs, damages or expenses exceed the amount of the funds available in the Escrow Fund, and except such losses, costs, damages or expenses (including, but not limited to, reasonable attorneys' fees) incurred by reason of such acts or omissions for which the Escrow Agent is liable or responsible under the last sentence of Section 9 hereof. The foregoing indemnification shall survive the resignation of the Escrow Agent or the termination of this Escrow Agreement.

         11. Release of Shareholder Representative; Successor Shareholder Representative; Fees and Expenses of Shareholder Representative. Each Shareholder, by accepting amounts paid pursuant to the Purchase Agreement, and by becoming a beneficiary of this Escrow Agreement, appoints the Shareholder Representative as such Shareholder's sole and exclusive agent to represent such Shareholder's interests as a beneficiary of this Escrow Agreement, releases the Shareholder Representative from liability for any action taken or not taken by the Shareholder

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Representative under the terms hereof, and agrees that all such action taken or not taken by the Shareholder Representative shall be binding upon the interests of such Shareholder in all respects as if such Shareholder had taken or not taken such action in the absence of the Shareholder Representative's gross negligence or willful misconduct. Should Robert W. Espy III cease to act as the Shareholder Representative for any reason, the Shareholders shall appoint an individual from among the Shareholders as the Shareholder Representative.
Any person so appointed as Shareholder Representative shall sign a counterpart of this Escrow Agreement in such capacity. For services as Shareholder Representative, the Shareholder Representative will be paid annually from the Escrow Fund an aggregate fee of $200 per month, pro rated for actual service in such capacity in any year (with the aggregate amount to be split as they may agree among persons who may be jointly acting as the Shareholder Representative), provided that such fee shall not in the aggregate exceed the aggregate interest income earned by the Escrow Fund less the fees and expenses of the Escrow Agent provided for by Section 12 hereof.

         12.     Fees and Expenses of the Escrow Agent.  Except as provided in
Section 17 hereof, all fees of the Escrow Agent for its service hereunder, together with any expenses reasonably incurred by the Escrow Agent in connection with this Escrow Agreement, shall be paid from the cash portion of the Escrow Fund. The Escrow Agent is authorized to pay such fees and expenses in advance and on the anniversary date of such advance payment thereafter. The fees and expenses for services hereunder shall be calculated pursuant to the terms and conditions set forth in the letter attached hereto as Exhibit B.

         13. Designees for Instructions. Buyer, may, by notice to the Escrow Agent, designate one or more persons who will execute notices and from whom the Escrow Agent may take instructions hereunder. Such designations may be changed from time to time upon notice to the Escrow Agent from Buyer. Until further notice, Mr. William D. Sutton and David T. Tighe are each designated as the respective designees of Buyer to give notices and instructions to the Escrow Agent. The Escrow Agent will be entitled to rely conclusively on any notices or instructions from any person so designated by Buyer.

         14. Resignation of Escrow Agent. The Escrow Agent may resign from its duties hereunder by giving each of the Buyer and the Shareholder Representative written notice of the effective date of such resignation (which effective date shall be at least 60 days after the date of such notice is given). If on or before the effective date of such resignation, the Escrow Agent has not received joint written instructions from Buyer and the Shareholder Representative regarding the transfer of the Escrow Fund, it will thereupon deposit the Escrow Fund into the registry of a court of competent jurisdiction. The parties hereto intend that a substitute Escrow Agent will be appointed to fulfill the duties of the Escrow Agent hereunder for the remaining term of this Escrow Agreement in the event of the Escrow Agent's resignation and agree reasonably to cooperate to make such appointment.

         15. Notices. All notices, requests, instructions and demands that may be given by any party hereto to any other party in the course of the transactions herein contemplated will be in writing and will be deemed given when posted in the United States mail, certified return receipt requested, addressed to the respective parties as follows, or when received, if earlier, by other written or electronic communication as follows:

                 (a)      If to Buyer or the Company:

                          Dailey Petroleum Services Corp.
                          One Lawrence Center
                          P.O. Box 1863
                          Conroe, Texas   77305
                          Attention:  General Counsel
                          Tel: 281/350-3399
                          Fax: 409/593-2132

                          with a copy to:

                          Fulbright & Jaworski L.L.P.
                          1301 McKinney Street, Suite 5100
                          Houston, Texas 77010-3095
                          Attention:  Mr. Robert F. Gray, Jr.
                          Tel: 713/651-5151
                          Fax: 713/651-5246


                 (b)      If to the Escrow Agent:

                          U.S. Trust Company of Texas, N.A.
                          2001 Ross Avenue, Suite 2700
                          Dallas, Texas 75201
                          ATTN: Corporate Trust
                          Tel: 214/754-1200
                          Fax: 214/754-1303

                 (d)      If to the Shareholder Representative:

                          Robert W. Espy, III
                          c/o Quest Capital Corp.
                          1360 West Peachtree Street, Suite 1990
                          Atlanta, Georgia 30309
                          Tel: 404/876-1990
                          Fax: 404/876-6532
                          with a copy to:

                          Judy Tabb
                          Carr, Tabb & Pope LLP
                          1360 West Peachtree Street, Suite 1990
                          Atlanta, Georgia 30309
                          Tel: 404/876-1990
                          Fax: 404/876-6532


         16. Binding Effect. This Escrow Agreement will be binding upon and inure to the benefit of the parties hereto and their permitted assigns.

         17. Amendment and Termination. This Escrow Agreement may be amended before the Effective Time by and upon written notice to the Escrow Agent, given jointly by Buyer, the Shareholder Representative, and the Company, but the duties and responsibilities of the Escrow Agent may not be increased without its written consent. This Escrow Agreement may be amended or canceled by and upon written notice to the Escrow Agent given jointly by Buyer and the Shareholder Representative, but the duties and responsibilities of the Escrow Agent may not be increased without its written consent. This Escrow Agreement will terminate on the date on which no amounts remain in the Escrow Fund; provided, however, that Buyer shall pay the Escrow Agent all reasonable fees and expenses incurred by it and remaining unpaid on the date of such termination; and provided further that this Escrow Agreement shall not terminate until the final resolution of all Asserted Claims.

         18. Applicable Law. THIS ESCROW AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES.

         19. Counterparts. This Escrow Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute but one and the same instrument.

         20. Captions and Paragraph Headings. Captions and paragraph headings used herein are for convenience only and are not part of this Escrow Agreement and will not be used in construing it.



                     SIGNATURES BEGIN ON THE FOLLOWING PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the day and year first above written.


                                      DAILEY PETROLEUM SERVICES CORP.



                                      By:  /s/ JAMES F. FARR
                                           -------------------------------------
                                           James F. Farr
                                           President and Chief Executive Officer



                                      SHAREHOLDER REPRESENTATIVE



                                      By: /s/ ROBERT W. ESPY, III
                                         ---------------------------------------
                                      Name: Robert W. Espy, III
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      SHAREHOLDERS


                                      /s/ CHAMAN MALHOTRA
                                      ------------------------------------------
                                                    Chaman Malhotra


                                      JAMES BRODIE PUGH REVOCABLE TRUST




                                      By:                 *
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------



                                      /s/ TOMMY D. RAMSAY
                                      ------------------------------------------
                                                    Tommy D. Ramsay

                                                          **
                                      ------------------------------------------
                                                    Robert Doddridge



                                                          *
                                      ------------------------------------------
                                                      Mark Gerner



                                                          *
                                      ------------------------------------------
                                                       Don Wells



                                                          *
                                      ------------------------------------------
                                                   Roberto Rodrigano


                                                          **
                                      ------------------------------------------
                                                      Gordon Yeo



                                                          **
                                      ------------------------------------------
                                                      Douglas Crow



                                                          **
                                      ------------------------------------------
                                                     Ignatius Sluys



                                                          **
                                      ------------------------------------------
                                                     Elaine Birkbeck

                                                          *
                                      ------------------------------------------
                                                   Twyla Schwieger



                                                          *
                                      ------------------------------------------
                                                  Olga Hoegg de Pugh



                                                          *
                                      ------------------------------------------
                                                     Charles Pugh



                                                          *
                                      ------------------------------------------
                                                      Patty Pugh



                                                          *
                                      ------------------------------------------
                                                      R. J. Pugh


                                      MALHOTRA ENTERPRISES LTD.



                                      By: /s/ CHAMEN MALHATRA
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      WIND RIVER ASSOCIATES, L.L.C.



                                      By: /s/ ROBERT W. ESPY, III
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                      BANC ONE CAPITAL PARTNERS L.P.

                                      By:  BOCP Corporation
                                           General Partner

                                           By: /s/ SUZANNE B. KRISCUNAS
                                               --------------------------------
                                                   Suzanne B. Kriscunas,
                                                   Authorized Signer


                                      FIRST COMMERCE CAPITAL, INC.



                                      By:  /s/ PAUL F. GIFFIN
                                           ------------------------------------
                                                     Paul F. Giffin,
                                                  Senior Vice President

                                     *By:  /s/ CHAMAN MALHOTRA
                                           ------------------------------------
                                                      Chaman Maholtra
                                                      Attorney-in-Fact
                                               Pursuant to Power of Attorney



                                    **By:  /s/ TOMMY D. RAMSAY
                                           ------------------------------------
                                                     Tommy D. Ramsay
                                                     Attorney-in-Fact
                                              Pursuant to Power of Attorney

                                      U.S. TRUST COMPANY OF TEXAS, N.A.



                                      By: /s/ PETER C. GERRER
                                         ---------------------------------------
                                      Name: Peter C. Gerrer
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------

                                   EXHIBIT A


             NAME                                              PERCENTAGE
---------------------------------                              ----------
Chaman Malhotra                                                  4.010
James Brodie Pugh Revocable Trust                                2.874
Tommy D. Ramsay                                                  1.110
Robert Doddridge                                                  .557
Mark Gerner                                                       .472
Don Wells                                                         .472
Roberto Rodrigano                                                 .377
Gordon Yeo                                                        .341
Douglas Crowe                                                     .307
Ignatius Sluys                                                    .273
Elaine Birkbeck                                                   .235
Twyla Schwieger                                                   .141
Olga hoegg de Pugh                                                .118
Charlie Pugh                                                      .118
Patty Pugh                                                        .118
R. J. Pugh                                                        .118
Malhotra Enterprises Ltd.                                         .118
Wind River Associates, LLC                                      70.640
Banc One Capital Partners LP                                    11.200
First Commerce Capital, Inc.                                     6.400
                                                                ------
                                                                  100%
                                                                ======